UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2018

First US Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3291 U.S. Highway 280

Birmingham, Alabama 35243

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (205) 582-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §230.405).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A (this “Amendment”) amends and restates in its entirety the Current Report on Form 8-K filed by First US Bancshares, Inc. (“FUSB”) with the Securities and Exchange Commission on January 30, 2018 (the “Original Filing”).  This Amendment is being filed (i) to clarify in Item 2.02 that the press release attached as Exhibit 99.1 (the “Press Release”) was issued by FUSB to announce financial results for the fourth quarter and year ended December 31, 2017 (not December 31, 2018) and (ii) to furnish, as Exhibit 99.1, a corrected and final version of the Press Release, which has been modified only to correct the column headings to the financial data in the Appendix to properly reflect the periods presented.  No other modifications have been made to the Original Filing or the Press Release.

Item 2.02     Results of Operations and Financial Condition.

On January 30, 2018, First US Bancshares, Inc. issued a press release announcing financial results for the fourth quarter and year ended December 31, 2017. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Exhibit
	99.1	Press Release dated January 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2018	FIRST US BANCSHARES, Inc.

By:	/s/ Thomas S. Elley
Name:	Thomas S. Elley
Vice President, Treasurer and Assistant Secretary,
Chief Financial Officer and Principal Accounting
Officer